EXHIBIT 99.2
Equity One, Inc. Supplemental Information Package

September 30, 2005

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
September 30, 2005
(unaudited)

EQUITY ONE, INC. AND SUBSIDIARIES
DISCLOSURES
As of September 30, 2005

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Texas, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company 's Form 10-K for the year ended December 31, 2004 and Form 10-Q for the period ended September 30, 2005 should be read in conjunction with the above information. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

Use of EBITDA as a Non-GAAP Financial Measure
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impariment of real estate. Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicity assumes that the value of real estate assets diminishes predictably over time.Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves." FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cashflow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS - OPERATING RATIOS
As of September 30, 2005
(in thousands, except per share data)

	For the three months ended		For the nine months ended		For the year ended
	Sep 30, 2005	Sep 30, 2004	Sep 30, 2005	Sep 30, 2004	Dec 31, 2004
Selected Operating Items:
Total rental revenue*	$62,023	$59,973	$189,590	$174,788	$239,087
Property operating expenses*	16,329	16,780	48,232	46,538	63,395
General & administrative expenses (G&A)*	4,232	3,722	12,942	10,980	16,601

Net income	$28,041	$30,701	$74,974	$69,475	$76,628
Net income per diluted share	0.37	0.43	1.00	0.98	1.37

Income from continuing operations	$17,576	$13,258	$49,685	$37,961	$52,942
Income from continuing operations per diluted share	0.23	0.19	0.67	0.54	0.75

Funds from operations (FFO)	$32,906	$28,050	$95,906	$83,297	$113,471
FFO per diluted share	0.44	0.39	1.28	1.16	1.58

Funds available for distribution (FAD)	$25,670	$22,748	$74,005	$68,612	$92,613
FAD per diluted share	0.34	0.31	0.99	0.96	1.29

Total dividends paid per share	$0.29	$0.28	$0.87	$0.84	$1.13

Operating Ratios:
Net operating income margin (see page 7)*	73.7%	72.0%	74.6%	73.4%	73.5%
Expense recovery ratio (expense recoveries/operating expenses)*	78.5%	78.5%	82.1%	79.0%	79.2%

EBITDA margin (see page 6)*	69.7%	66.5%	69.0%	67.4%	66.9%
EBITDA to interest coverage ratio*	3.4	3.3	3.5	3.4	3.4

G&A as % of total revenues*	6.2%	6.1%	6.6%	6.2%	6.9%
G&A as % of total assets (annualized)	0.84%	0.79%	0.86%	0.78%	0.83%

Dividend / FFO payout ratio	65.9%	71.8%	68.0%	72.4%	71.5%
FFO multiple (annualized if < 12 months)	13.2	12.6	13.6	12.7	15.0

Dividend / FAD payout ratio	85.3%	90.3%	87.9%	87.5%	87.6%
FAD multiple (annualized if < 12 months)	17.1	15.8	17.6	15.3	18.4

* The indicated line item includes amounts reported in discontinued operations (except for any gain/(loss) on the disposal of income producing property).

EQUITY ONE, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS - DEBT RATIOS - QUARTERLY BREAKOUT
As of September 30, 2005
(in thousands, except per share data)
	As of

	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004

Fixed rate debt	$819,546	$701,513	$733,982	$742,317	$730,739	$747,741	$720,263
Fixed rate debt - swapped to variable rate	100,000	100,000	100,000	100,000	100,000	100,000	100,000
Variable rate debt - swapped to fixed rate	-	-	-	-	-	20,000	20,000
Variable rate debt - unhedged	39,000	184,161	144,763	147,000	64,000	71,616	30,879
Total debt*	$958,546	$985,674	$978,745	$989,317	$894,739	$939,357	$871,142

% Fixed rate debt	85.50%	71.17%	74.99%	75.03%	81.67%	79.60%	82.68%
% Fixed rate debt - swapped to variable rate	10.43%	10.15%	10.22%	10.11%	11.18%	10.65%	11.48%
% Variable rate debt - swapped to fixed rate	-	-	-	-	-	2.13%	2.30%
% Variable rate debt - unhedged	4.07%	18.68%	14.79%	14.86%	7.15%	7.62%	3.54%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

% Variable rate debt - total	14.50%	28.83%	25.01%	24.97%	18.33%	18.27%	15.02%

Secured mortgage debt	$449,546	$454,203	$488,817	$495,056	$480,739	$497,741	$470,263
Unsecured debt	509,000	531,471	489,928	494,261	414,000	441,616	400,879
Total debt*	$958,546	$985,674	$978,745	$989,317	$894,739	$939,357	$871,142

% Secured mortgage debt	46.90%	46.08%	49.94%	50.04%	53.73%	52.99%	53.98%
% Unsecured debt	53.10%	53.92%	50.06%	49.96%	46.27%	47.01%	46.02%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total market capitalization (from page 8)	$2,710,423	$2,690,123	$2,515,416	$2,746,539	$2,321,138	$2,235,352	$2,242,810

% Secured mortgage debt	16.59%	16.88%	19.43%	18.02%	20.71%	22.27%	20.97%
% Unsecured debt	18.78%	19.76%	19.48%	18.00%	17.84%	19.76%	17.87%
Total debt : Total market capitalization	35.37%	36.64%	38.91%	36.02%	38.55%	42.02%	38.84%

Weighted-average interest rate on secured mortgage debt	7.24%	7.24%	7.26%	7.26%	7.22%	7.25%	7.40%
Weighted-average interest rate on senior unsecured notes**	5.42%	5.08%	5.10%	5.12%	5.14%	5.16%	5.18%
Weighted-average interest rate on revolving credit facilities	4.15%	3.69%	3.19%	2.80%	2.13%	2.05%	2.15%

Weighted-average maturity on mortgage debt	5.6 years	5.8 years	5.6 years	5.8 years	5.9 years	6.1 years	6.4 years
Weighted-average maturity on senior unsecured notes	4.8 years	3.3 years	3.5 years	3.7 years	3.9 years	4.2 years	4.5 years

*	excluding unamortized premium/discount
**	excluding the effect of interest rate swaps

EQUITY ONE, INC. AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarter ended September 30, 2005
(in thousands, except per share data)

					For the
	For the three months ended		For the nine months ended		year ended
	Sep 30, 2005	Sep 30, 2004	Sep 30, 2005	Sep 30, 2004	Dec 31, 2004

Net income	$28,041	$30,701	$74,974	$69,475	$97,804
Minority interest*	48	239	144	642	689
Interest expense*	13,889	12,415	39,170	34,892	47,129
(Gain)/loss on disposal of income producing property	(6,088)	(12,215)	(11,460)	(13,767)	(22,176)
Amortization of deferred financing fees*	372	409	1,120	1,080	1,459
Rental property depreciation and amortization*	10,926	9,276	32,308	26,798	37,023
EBITDA*	$47,188	$40,825	$136,256	$119,120	$161,928

Interest expense*	$13,889	$12,415	$39,170	$34,892	$47,129

EBITDA : interest coverage ratio*	3.4	3.3	3.5	3.4	3.4

Revenue
Total rental revenue*	$62,023	$59,973	$189,590	$174,788	$239,087
Investment income	5,593	1,210	7,516	1,612	2,346
Other income	133	174	324	297	537
Total revenue*	$67,749	$61,357	$197,430	$176,697	$241,970

EBITDA margin (EBITDA/total revenue)*	69.7%	66.5%	69.0%	67.4%	66.9%

Total market capitalization (see page 8)	$2,710,423	$2,235,352	$2,710,423	$2,235,352	$2,746,539
Total market capitalization to EBITDA multiple*	14.4	13.7	14.9	14.1	17.0

* The indicated line item includes amounts reported in discontinued operations (except for any gain/(loss) on the disposal of income producing property).

EQUITY ONE, INC. AND SUBSIDIARIES
NET OPERATING INCOME
For the quarter ended September 30, 2005
(in thousands, except per share data)

	For the three months ended		Percent	For the nine months ended		Percent
	Sep 30, 2005	Sep 30, 2004	Change	Sep 30, 2005	Sep 30, 2004	Change
	_____________	_____________		_____________	_____________

Net operating income (1)
Total rental revenue	62,023	59,973	3.4%	189,590	174,788	8.5%
Property operating expenses (2)	16,329	16,780	(2.7%)	48,232	46,538	3.6%
Net operating income	45,694	43,193	5.8%	141,358	128,250	10.2%

NOI margin (NOI/total rental revenue)	73.7%	72.0%		74.6%	73.4%

Net operating income (NOI) from continuing operations
Total rental revenue	$51,507	$46,585	10.6%	$155,888	$135,242	15.3%
Property operating expenses (2)	13,310	12,413	7.2%	38,432	35,114	9.4%
Net operating income	$38,197	$34,172	11.8%	$117,456	$100,128	17.3%

NOI margin (NOI/total rental revenue)	74.2%	73.4%		75.3%	74.0%

Same property NOI (3)
Total rental revenue	$55,439	$54,005	2.7%	$153,047	$145,343	5.3%
Property operating expenses	15,548	15,414	0.9%	42,336	40,697	4.0%
Net operating income	$39,891	$38,591	3.4%	$110,711	$104,646	5.8%

Growth in same property NOI	3.4%			5.8%
Growth in same property NOI, excluding termination fees	1.6%			2.7%

Number of properties included in analysis	163			153
Same property occupancy	93.7%	94.6%		93.4%	94.5%

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2)	Net of intercompany expenses.
(3)	Excludes the effects of straight line rent, and prior year expense recoveries and adjustments, if any.

EQUITY ONE, INC. AND SUBSIDIARIES
MARKET CAPITALIZATION - QUARTERLY BREAKOUT
As of September 30, 2005
(in thousands, except per share data)
	As of

	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004

Closing market price of common stock	$23.25	$22.70	$20.59	$23.73	$19.62	$18.08	$19.22
Dividend yield (based on current annualized dividend)	4.99%	5.11%	5.63%	4.89%	5.71%	6.19%	5.83%
Dividends paid per share	$0.29	$0.29	$0.29	$0.29	$0.28	$0.28	$0.28

Net book value per share (fully diluted, end of period)	$12.83	$12.73	$12.64	$12.54	$12.35	$11.86	$11.87

Liquidity
Cash and cash equivalents	$-	$-	$-	$5,122	$10,722	$5,814	$1,901
Revolving credit facilities
Gross potential available under current credit facilities	345,000	345,000	345,000	345,000	345,000	345,000	345,000
less: Outstanding balance	(39,000)	(179,387)	(144,763)	(147,000)	(64,000)	(80,541)	(50,879)
Holdback for letters of credit	(1,283)	(1,283)	(1,289)	(1,339)	(1,378)	(1,456)	(1,378)
Net potential available under credit facilities	$304,717	$164,330	$198,948	$196,661	$279,622	$263,003	$292,743

Equity market capitalization (end of period)
Common stock shares (in thousands)
Basic common shares	74,522.955	74,029.497	73,561.218	72,904.922	72,069.799	70,241.851	69,580.460
Diluted common shares
Unvested restricted common shares	525.954	582.787	576.122	692.699	700.632	513.131	524.799
Walden Woods shares	93.656	93.656	93.656	93.656	93.656	93.656	93.656
IRT Partners operating partnership units	-	-	-	-	-	734.266	734.266
Common stock options (treasury method, closing price)	399.136	379.914	400.907	575.229	383.661	419.820	532.424
Fully diluted common shares	75,541.701	75,085.854	74,631.903	74,266.506	73,247.748	72,002.724	71,465.605

Total debt (excluding unamortized premium/discount)	$954,078	$985,674	$978,745	$989,317	$894,739	$939,357	$871,142
Cash and cash equivalents	-	-	-	(5,122)	(10,722)	(5,814)	(1,901)
Net debt	954,078	985,674	978,745	984,195	884,017	933,543	869,241
Equity market capitalization (fully diluted, end of period)	1,756,345	1,704,449	1,536,671	1,762,344	1,437,121	1,301,809	1,373,569
Total market capitalization	$2,710,423	$2,690,123	$2,515,416	$2,746,539	$2,321,138	$2,235,352	$2,242,810

Net debt to total market capitalization	35.2%	36.6%	38.9%	35.8%	38.1%	41.8%	38.8%

Gross real estate and securities investments	$2,029,002	$2,044,861	$2,016,111	$2,006,266	$1,865,041	$1,885,082	$1,795,632

Net debt to gross real estate and securities investments	47.0%	48.2%	48.5%	49.1%	47.4%	49.5%	48.4%

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
For the quarter ended September 30, 2005
(in thousands, except per share data)

	For the three months ended		Percent	For the nine months ended		Percent
	Sep 30, 2005	Sep 30, 2004	Change	Sep 30, 2005	Sep 30, 2004	Change
	_____________	_____________		_____________	_____________
Rental revenue:
Minimum rents	$40,108	$36,147		$119,129	$105,113
Expense recoveries	10,480	10,011		31,354	27,837
Termination fees	818	145		3,863	498
Percentage rent	101	282		1,542	1,794
Total rental revenue	51,507	46,585	10.6%	155,888	135,242	15.3%

Costs and expenses:
Property operating expenses	13,310	12,413		38,432	35,114
Rental property depreciation and amortization	8,758	7,353		25,875	21,178
General and administrative expenses	4,232	3,719		12,936	10,976
Total costs and expenses	26,300	23,485	12.0%	77,243	67,268	14.8%

Income before other income and expenses, minority interest and discontinued operations	25,207	23,100		78,645	67,974
Other income and expenses:
Interest expense	(12,952)	(10,705)		(35,580)	(30,425)
Amortization of deferred financing fees	(357)	(371)		(1,076)	(968)
Investment income	5,593	1,210		7,516	1,612
Other income	133	174		324	297
Income before minority interest and discontinued operations	17,624	13,408		49,829	38,490
Minority interest	(48)	(150)		(144)	(529)

Income from continuing operations	17,576	13,258	32.6%	49,685	37,961	30.9%

Discontinued operations:
Income from rental properties sold or held for sale	4,377	5,317		13,829	17,860
Gain (loss) on disposal of income producing properties	6,088	12,215		11,460	13,767
Minority interest	-	(89)		-	(113)
Income from discontinued operations	10,465	17,443		25,289	31,514

Net income	$28,041	$30,701	-8.7%	$74,974	$69,475	7.9%

Basic earnings per share
Income from continuing operations	$0.24	$0.19	26.3%	$0.68	$0.55	23.6%
Income from discontinued operations	0.14	0.24		0.34	0.45
Net income	$0.38	$0.43	-11.6%	$1.02	$1.00	2.0%

Diluted earnings per share
Income from continuing operations	$0.23	$0.19	21.1%	$0.66	$0.54	24.1%
Income from discontinued operations	0.14	0.24		0.34	0.44
Net income	$0.37	$0.43	-14.0%	$1.00	$0.98	3.1%

Weighted average shares outstanding
Basic	74,087	70,626		73,592	69,820
Diluted	75,144	72,327		74,637	71,525

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS - QUARTERLY BREAKOUT
For the quarter ended September 30, 2005
(in thousands, except per share data)
	For the three months ended

	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004

Rental revenue:
Minimum rents	$40,108	$39,653	$39,368	$39,025	$36,147	$35,667	$33,299
Expense recoveries	10,480	10,728	10,146	10,244	10,011	8,684	9,142
Termination fees	818	2,617	428	2,918	145	307	46
Percentage rent	101	329	1,112	40	282	257	1,255
Total rental revenue	51,507	53,327	51,054	52,227	46,585	44,915	43,742

Costs and expenses:
Property operating expenses	13,310	12,796	12,326	13,071	12,413	11,594	11,107
Rental property depreciation and amortization	8,758	8,707	8,410	8,322	7,353	7,185	6,640
General and administrative expenses	4,232	4,367	4,337	5,616	3,719	3,807	3,450
Total costs and expenses	26,300	25,870	25,073	27,009	23,485	22,586	21,197

Income before other income and expenses, minority interest and discontinued operations	25,207	27,457	25,981	25,218	23,100	22,329	22,545
Other income and expenses:
Interest expense	(12,952)	(11,876)	(10,752)	(10,796)	(10,705)	(10,459)	(9,261)
Amortization of deferred financing fees	(357)	(354)	(365)	(369)	(371)	(367)	(230)
Investment income	5,593	1,214	709	734	1,210	194	208
Other income	133	127	64	241	174	59	64
Income before minority interest and discontinued operations	17,624	16,568	15,637	15,028	13,408	11,756	13,326
Minority interest	(48)	(46)	(50)	(47)	(150)	(177)	(202)

Income from continuing operations	17,576	16,522	15,587	14,981	13,258	11,579	13,124

Discontinued operations:
Income from rental properties sold or held for sale	4,377	4,864	4,588	4,940	5,317	7,450	5,093
Gain (loss) on disposal of income producing properties	6,088	3,757	1,615	8,409	12,215	(483)	2,035
Minority interest	-	-	-	-	(89)	(11)	(13)
Income from discontinued operations	10,465	8,621	6,203	13,349	17,443	6,956	7,115

Net income	$28,041	$25,143	$21,790	$28,330	$30,701	$18,535	$20,239

Basic earnings per share
Income from continuing operations	$0.24	$0.22	$0.21	$0.21	$0.19	$0.17	$0.19
Income from discontinued operations	0.14	0.12	0.09	0.18	0.24	0.10	0.10
Net income	$0.38	$0.34	$0.30	$0.39	$0.43	$0.27	$0.29

Diluted earnings per share
Income from continuing operations	$0.23	$0.22	$0.21	$0.21	$0.19	$0.16	$0.19
Income from discontinued operations	0.14	0.12	0.08	0.18	0.24	0.10	0.10
Net income	$0.37	$0.34	$0.29	$0.39	$0.43	$0.26	$0.29

Weighted average shares outstanding
Basic	74,087	73,636	73,043	72,315	70,626	69,711	69,115
Diluted	75,144	74,656	74,193	73,616	72,327	71,419	71,021

All prior figures have been restated to reflect the effects of reporting for discontinued operations

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended September 30, 2005
(in thousands, except per share data)

	For the three months ended					For the nine months ended
	Sep 30, 2005					Sept 30, 2005
	As	Discontinued Operations			Pre SFAS	As	Discontinued Operations			Pre SFAS
	Reported	Total	Held for Sale	Sold	No. 144	Reported	Total	Held for Sale	Sold	No. 144

Rental revenue:
Minimum rents	$40,108	$8,139	$7,988	$151	$48,247	$119,129	$25,269	$23,887	$1,382	$144,398
Expense recoveries	10,480	2,343	2,327	16	12,823	31,354	8,238	7,864	374	39,592
Termination fees	818	26	17	9	844	3,863	161	153	8	4,024
Percentage rent	101	8	8	-	109	1,542	34	30	4	1,576
Total rental revenue	51,507	10,516	10,340	176	62,023	155,888	33,702	31,934	1,768	189,590

Costs and expenses:
Property operating expenses	13,310	3,019	2,916	103	16,329	38,432	9,800	9,132	668	48,232
Rental property depreciation and amortization	8,758	2,168	2,132	36	10,926	25,875	6,433	6,151	282	32,308
General and administrative expenses	4,232	-	-	-	4,232	12,936	6	6	-	12,942
Total costs and expenses	26,300	5,187	5,048	139	31,487	77,243	16,239	15,289	950	93,482

Income before other income and expenses, minority interest and discontinued operations	25,207	5,329	5,292	37	30,536	78,645	17,463	16,645	818	96,108
Other income and expenses:
Interest expense	(12,952)	(937)	(922)	(15)	(13,889)	(35,580)	(3,590)	(3,357)	(233)	(39,170)
Amortization of deferred financing fees	(357)	(15)	(15)	-	(372)	(1,076)	(44)	(44)	-	(1,120)
Investment income	5,593	-	-	-	5,593	7,516	-	-	-	7,516
Other income	133	-	-	-	133	324	-	-	-	324
Income before minority interest and discontinued operations	17,624	4,377	4,355	22	22,001	49,829	13,829	13,244	585	63,658
Minority interest	(48)	-	-	-	(48)	(144)	-	-	-	(144)

Income from continuing operations	17,576	4,377	4,355	22	21,953	49,685	13,829	13,244	585	63,514

Discontinued operations:
Income from rental properties sold or held for sale	4,377	(4,377)	(4,355)	(22)	-	13,829	(13,829)	(13,244)	(585)	-
Gain on disposal of income producing properties	6,088	-	-	-	6,088	11,460	-	-	-	11,460
Minority interest	-	-	-	-	-	-	-	-	-	-
Income from discontinued operations	10,465	(4,377)	(4,355)	(22)	6,088	25,289	(13,829)	(13,244)	(585)	11,460

Net income	$28,041	$-	$-	$-	$28,041	$74,974	$-	$-	$-	$74,974

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended September 30, 2005
(in thousands, except per share data)

	For the three months ended					For the nine months ended
	Sep 30, 2004					Sep 30, 2004
	As	Discontinued Operations			Pre SFAS	As	Discontinued Operations			Pre SFAS
	Reported	Total	Held for Sale	Sold	No. 144	Reported	Total	Held for Sale	Sold	No. 144

Rental revenue:
Minimum rents	$36,147	$10,105	$7,724	$2,381	$46,252	$105,113	$29,366	$21,039	$8,327	$134,479
Expense recoveries	10,011	3,167	2,616	551	13,178	27,837	8,917	7,131	1,786	36,754
Termination fees	145	89	21	68	234	498	911	46	865	1,409
Percentage rent	282	27	-	27	309	1,794	352	77	275	2,146
Total rental revenue	46,585	13,388	10,361	3,027	59,973	135,242	39,546	28,293	11,253	174,788

Costs and expenses:
Property operating expenses	12,413	4,367	3,080	1,287	16,780	35,114	11,424	8,325	3,099	46,538
Rental property depreciation and amortization	7,353	1,923	1,473	450	9,276	21,178	5,620	4,248	1,372	26,798
General and administrative expenses	3,719	3	3	-	3,722	10,976	4	4	-	10,980
Total costs and expenses	23,485	6,293	4,556	1,737	29,778	67,268	17,048	12,577	4,471	84,316

Income before other income and expenses, minority interest and discontinued operations	23,100	7,095	5,805	1,290	30,195	67,974	22,498	15,716	6,782	90,472
Other income and expenses:
Interest expense	(10,705)	(1,710)	(1,298)	(412)	(12,415)	(30,425)	(4,467)	(3,220)	(1,247)	(34,892)
Amortization of deferred financing fees	(371)	(38)	(8)	(30)	(409)	(968)	(112)	(22)	(90)	(1,080)
Investment income	1,210	-	-	-	1,210	1,612	-	-	-	1,612
Other income	174	-	-	-	174	297	-	-	-	297
Equity in loss of joint ventures	-	(30)	-	(30)	(30)	-	(59)	-	(59)	(59)
Income before minority interest and discontinued operations	13,408	5,317	4,499	818	18,725	38,490	17,860	12,474	5,386	56,350
Minority interest	(150)	(89)	-	(89)	(239)	(529)	(113)	-	(113)	(642)

Income from continuing operations	13,258	5,228	4,499	729	18,486	37,961	17,747	12,474	5,273	55,708

Discontinued operations:
Income from rental properties sold or held for sale	5,317	(5,317)	(4,499)	(818)	-	17,860	(17,860)	(12,474)	(5,386)	-
Gain on disposal of income producing properties	12,215	-	-	-	12,215	13,767	-	-	-	13,767
Minority interest	(89)	89	-	89	-	(113)	113	-	113	-
Income from discontinued operations	17,443	(5,228)	(4,499)	(729)	12,215	31,514	(17,747)	(12,474)	(5,273)	13,767

Net income	$30,701	$-	$-	$-	$30,701	$69,475	$-	$-	$-	$69,475

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarter ended September 30, 2005
(in thousands, except per share data)

					For the
	For the three months ended		For the nine months ended		year ended
	Sep 30, 2005	Sep 30, 2004	Sep 30, 2005	Sep 30, 2004	Dec 31, 2004

Net income	$28,041	$30,701	$74,974	$69,475	$97,804
Adjustments:
Rental property depreciation and amortization, including discontinued operations	10,926	9,276	32,310	26,797	37,023
Gain on disposal of income producing properties	(6,088)	(12,215)	(11,460)	(13,767)	(22,176)
Minority interest	27	223	82	596	623
Other items:
Pro-rata share of real estate depreciation from joint ventures	-	65	-	196	197
Funds from operations	$32,906	$28,050	$95,906	$83,297	$113,471
Increase	17.3%		15.1%

Earnings per diluted share*	$0.37	$0.43	$1.00	$0.98	$1.37
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.15	0.13	0.43	0.37	0.52
Gain on disposal of income producing properties	(0.08)	(0.17)	(0.15)	(0.19)	(0.31)
Other items:
Pro-rata share of real estate depreciation from joint ventures	-	-	-	-	-
Funds from operations per diluted share	$0.44	$0.39	$1.28	$1.16	$1.58
Increase	12.8%		10.3%

* Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS - QUARTERLY BREAKOUT
For the quarter ended September 30, 2005
(in thousands, except per share data)
	For the three months ended

	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004

Net income	$28,041	$25,143	$21,790	$28,330	$30,701	$18,535	$20,239
Adjustments:
Rental property depreciation and amortization, including discontinued operations	10,926	10,938	10,446	10,226	9,276	9,089	8,432
(Gain) loss on disposal of income producing properties	(6,088)	(3,757)	(1,615)	(8,409)	(12,215)	483	(2,035)
Minority interest	27	27	28	27	223	174	199
Other items:
Pro-rata share of real estate depreciation from joint ventures	-	-	-	-	65	66	65

Funds from operations	$32,906	$32,351	$30,649	$30,174	$28,050	$28,347	$26,900
Sequential increase (decrease)	1.7%	5.6%	1.6%	7.6%	(1.0%)	5.4%

Earnings per diluted share*	$0.37	$0.34	$0.29	$0.39	$0.43	$0.26	$0.29
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.15	0.14	0.14	0.14	0.13	0.13	0.12
(Gain) loss on disposal of income producing properties	(0.08)	(0.05)	(0.02)	(0.12)	(0.17)	0.01	(0.03)
Other items:
Pro-rata share of real estate depreciation from joint ventures		-	-	-	-	-	-
Funds from operations per diluted share	$0.44	$0.43	$0.41	$0.41	$0.39	$0.40	$0.38
Sequential increase (decrease)	2.3%	4.9%	-	5.1%	(2.5%)	5.3%

* Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION
For the quarter ended September 30, 2005
(in thousands, except per share data)

					For the
	For the three months ended		For the nine months ended		year ended
	Sep 30, 2005	Sep 30, 2004	Sep 30, 2005	Sep 30, 2004	Dec 31, 2004

Funds from operations	$32,906	$28,050	$95,906	$83,297	$113,471
Adjust for certain non-cash items:
Amortization of deferred financing fees	372	409	1,120	1,080	1,459
Amortization of above/below market rent intangibles	(240)	(48)	(752)	(65)	(192)
Amortization of restricted stock	1,523	1,428	4,475	3,978	5,163
Straight line rents	(1,157)	(1,100)	(3,510)	(2,714)	(3,835)
Capitalized interest	(876)	(676)	(2,299)	(2,208)	(3,204)
Amortization of debt premium/discount	(1,274)	(1,230)	(3,895)	(3,692)	(4,958)
Total non-cash items	(1,652)	(1,217)	(4,861)	(3,621)	(5,567)

Adjust for recurring capital expenditures:
Tenant improvements	(1,624)	(295)	(4,363)	(934)	(1,504)
Leasing commissions and costs	(1,027)	(871)	(3,419)	(2,007)	(2,744)
Other capital expenditures	(386)	(405)	(1,302)	(931)	(1,236)
Total recurring capital expenditures	(3,037)	(1,571)	(9,084)	(3,872)	(5,484)

Funds available for distribution before debt payments	28,217	25,262	81,961	75,804	102,420
Scheduled debt payments	(2,547)	(2,514)	(7,956)	(7,192)	(9,807)

Funds available for distribution	$25,670	$22,748	$74,005	$68,612	$92,613
Increase	12.8%		7.9%

Funds available for distribution per diluted share	$0.34	$0.31	$0.99	$0.96	$1.29
Increase	9.7%		3.1%

Cash dividends	$21,683	$20,272	$64,684	$59,627	$80,903

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION - QUARTERLY BREAKOUT
For the quarter ended September 30, 2005
(in thousands, except per share data)
	For the three months ended

	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004

Funds from operations	$32,906	$32,351	$30,649	$30,174	$28,050	$28,347	$26,900
Adjust for certain non-cash items:
Amortization of deferred financing fees	372	370	378	381	409	404	267
Amortization of above/below market rent intangibles	(240)	(364)	(148)	(127)	(48)	(15)	(2)
Amortization of restricted stock	1,523	1,466	1,486	1,363	1,428	1,378	1,172
Straight line rents	(1,157)	(1,086)	(1,267)	(1,120)	(1,100)	(1,070)	(544)
Capitalized interest	(876)	(790)	(633)	(996)	(676)	(720)	(812)
Amortization of debt premium/discount	(1,274)	(1,335)	(1,286)	(1,265)	(1,230)	(1,247)	(1,215)
Total non-cash items	(1,652)	(1,739)	(1,470)	(1,764)	(1,217)	(1,270)	(1,134)

Adjust for recurring capital expenditures:
Tenant improvements	(1,624)	(2,374)	(365)	(570)	(295)	(409)	(230)
Leasing commissions and costs	(1,027)	(881)	(1,511)	(737)	(871)	(967)	(169)
Other capital expenditures	(386)	(502)	(414)	(305)	(405)	(285)	(241)
Total recurring capital expenditures	(3,037)	(3,757)	(2,290)	(1,612)	(1,571)	(1,661)	(640)

Funds available for distribution before debt payments	28,217	26,855	26,889	26,798	25,262	25,416	25,126
Scheduled debt payments	(2,547)	(2,655)	(2,754)	(2,600)	(2,514)	(2,405)	(2,273)

Funds available for distribution	$25,670	$24,200	$24,135	$24,198	$22,748	$23,011	$22,853
Sequential increase (decrease)	6.1%	0.3%	(0.3%)	6.4%	(1.1%)	0.7%

Funds available for distribution per diluted share	$0.34	$0.32	$0.33	$0.33	$0.31	$0.32	$0.32
Sequential increase (decrease)	6.3%	(3.0%)	-	6.5%	(3.1%)	-

Cash dividends	$21,683	$21,575	$21,426	$21,276	$20,272	$19,725	$19,630

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
	As of

	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004
Assets
Properties
Income producing	$1,644,783	$1,488,652	$1,911,819	$1,915,216	$1,777,783	$1,780,145	$1,740,063
Less: accumulated depreciation	(102,620)	(86,123)	(104,718)	(95,934)	(86,871)	(78,492)	(74,485)
Rental property	1,542,163	1,402,529	1,807,101	1,819,282	1,690,912	1,701,653	1,665,578
Construction in progress and land held for development	57,950	52,818	50,026	41,759	44,652	38,803	54,338
Property held for sale	287,099	432,936	9,199	12,646	12,232	44,185	1,231
Properties, net	1,887,212	1,888,283	1,866,326	1,873,687	1,747,796	1,784,641	1,721,147

Cash and cash equivalents	-	-	-	5,122	1,988	-	17
Cash held in escrow	3,308	-	-	-	8,734	5,814	1,884
Accounts and other receivables, net	13,978	12,643	10,204	15,699	12,135	9,403	8,919
Securities	27,601	52,303	44,593	35,756	29,405	18,287	-
Goodwill	12,007	13,807	13,807	14,020	14,184	14,477	14,578
Other assets	59,506	48,333	57,719	48,008	61,014	46,958	45,554

Total	$2,003,612	$2,015,369	$1,992,649	$1,992,292	$1,875,256	$1,879,580	$1,792,099

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	391,801	$389,907	$488,817	$495,056	$480,739	$497,741	$470,263
Mortgage notes payable related to properties held for sale	57,745	64,296	-	-	-	-	-
Unsecured revolving credit facilities	39,000	179,387	144,763	147,000	64,000	80,541	50,879
Unsecured senior notes payable	465,532	347,310	345,165	347,261	350,000	350,000	350,000
Payable for securities	-	4,774	-	-	-	11,075	-
Total debt	954,078	985,674	978,745	989,317	894,739	939,357	871,142
Unamortized premium/discount on notes payable	17,093	18,984	20,318	21,603	20,354	21,585	23,894
Total notes payable	971,171	1,004,658	999,063	1,010,920	915,093	960,942	895,036

Accounts payable and other liabilities	62,115	53,446	48,787	48,587	54,521	52,192	36,639
Total liabilities	1,033,286	1,058,104	1,047,850	1,059,507	969,614	1,013,134	931,675

Minority interest	1,457	1,437	1,417	1,397	1,388	12,400	12,444

Stockholders' equity	968,869	955,828	943,382	931,388	904,254	854,046	847,980

Total	$2,003,612	$2,015,369	$1,992,649	$1,992,292	$1,875,256	$1,879,580	$1,792,099

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of September 30, 2005
(in thousands)

	Maturity		Sep 30, 2005	Dec 31, 2004	Percent of total
Debt Instrument	date	Rate (1)	balance	balance	indebtedness

Mortgage debt
Lantana Village	03/15/05	6.950%	$-	$3,512	NA
Elmwood Oaks	06/01/05	8.375%	-	7,500	NA
Benchmark Crossing (2)	08/01/05	9.250%	-	3,226	NA
Sterling Plaza (2)	09/01/05	8.750%	-	3,874	NA
Woodruff (2)	09/10/05	7.580%	-	2,969	NA
Townsend Square (2)	10/01/05	8.500%	-	4,768	NA
Green Oaks (2)	11/01/05	8.375%	-	2,937	NA
Melbourne Plaza (2)	11/01/05	8.375%	-	1,698	NA
Walden Woods	08/01/06	7.875%	2,180	2,272	0.22%
Big Curve (3)	10/01/06	9.190%	-	5,310	NA
Highland Square	12/01/06	8.870%	3,874	3,951	0.40%
Park Northern	12/01/06	8.370%	-	2,182	NA
Crossroads Square	12/01/06	8.440%	12,175	12,324	1.25%
Rosemeade	12/01/07	8.295%	3,051	3,109	0.31%
Colony Plaza	01/01/08	7.540%	2,943	2,976	0.30%
Parkwood	01/01/08	7.280%	6,040	6,110	0.62%
Richwood	01/01/08	7.280%	3,111	3,147	0.32%
Commonwealth	02/15/08	7.000%	2,542	2,636	0.26%
Mariners Crossing	03/01/08	7.080%	3,293	3,332	0.34%
Pine Island/Ridge Plaza	07/01/08	6.910%	24,296	24,582	2.50%
Forestwood	01/01/09	5.070%	7,003	7,128	0.72%
North Port Shopping Center	02/08/09	6.650%	3,929	4,008	0.40%
Prosperity Centre	03/01/09	7.875%	5,727	6,022	0.59%
Ibis Shopping Center	09/01/09	6.730%	5,546	5,687	0.57%
Tamarac Town Square	10/01/09	9.190%	6,053	6,122	0.62%
Park Promenade	02/01/10	8.100%	6,191	6,241	0.64%

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of September 30, 2005
(in thousands)

	Maturity		Sep 30, 2005	Dec 31, 2004	Percent of total
Debt Instrument	date	Rate (1)	balance	balance	indebtedness

Skipper Palms	03/01/10	8.625%	$3,502	$3,526	0.36%
Jonathan's Landing	05/01/10	8.050%	2,841	2,868	0.29%
Bluff's Square	06/01/10	8.740%	9,938	10,005	1.02%
Kirkman Shoppes	06/01/10	8.740%	9,385	9,448	0.97%
Ross Plaza	06/01/10	8.740%	6,545	6,589	0.67%
Boynton Plaza	07/01/10	8.030%	7,365	7,423	0.76%
Pointe Royale	07/15/10	7.950%	4,085	4,284	0.42%
Westgate Marketplace	07/31/10	4.880%	29,279	29,625	3.01%
Shops at Skylake	08/01/10	7.650%	13,975	14,266	1.44%
Parkwest Crossing	09/01/10	8.100%	4,649	4,684	0.48%
Spalding Village	09/01/10	8.190%	9,984	10,231	1.03%
Minyards	11/01/10	8.320%	2,443	2,473	0.25%
Charlotte Square	02/01/11	9.190%	3,498	3,550	0.36%
Forest Village	04/01/11	7.270%	4,402	4,441	0.45%
Boca Village	05/01/11	7.200%	8,140	8,211	0.84%
MacLand Pointe	05/01/11	7.250%	5,748	5,798	0.59%
Pine Ridge Square	05/01/11	7.020%	7,207	7,273	0.74%
Sawgrass Promenade	05/01/11	7.200%	8,140	8,211	0.84%
Presidential Markets	06/01/11	7.650%	26,947	27,159	2.77%
Lake Mary	11/01/11	7.250%	24,082	24,282	2.48%
Lake St. Charles	11/01/11	7.130%	3,801	3,833	0.39%
Belfair Towne Village	12/01/11	7.320%	11,039	11,197	1.14%
Marco Town Center	01/01/12	6.700%	8,455	8,578	0.87%
Riverside Square	03/01/12	9.190%	7,503	7,589	0.77%
Sparkleberry Square (4)	11/30/12	6.170%	6,559	6,655	0.68%
Cashmere Corners	11/01/12	5.880%	5,060	5,141	0.52%
Eastwood	11/01/12	5.880%	6,029	6,126	0.62%

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of September 30, 2005
(in thousands)

	Maturity		Sep 30, 2005	Dec 31, 2004	Percent of total
Debt Instrument	date	Rate (1)	balance	balance	indebtedness

Meadows Shopping Center	11/01/12	5.870%	$6,336	$6,438	0.65%
Lutz Lake	12/01/12	6.280%	7,500	7,500	0.77%
Summerlin Square	02/01/14	6.750%	3,402	3,622	0.35%
Bird Ludlum	02/15/15	7.680%	9,203	9,690	0.95%
Treasure Coast Plaza	04/01/15	8.000%	4,314	4,532	0.44%
Shoppes of Silverlakes	07/01/15	7.750%	2,503	2,627	0.26%
Medford	02/01/16	8.690%	5,285	5,512	0.54%
Swampscott	02/01/16	8.690%	2,296	2,395	0.24%
Plymouth	02/01/16	8.690%	3,863	4,029	0.40%
Grassland Crossing	12/01/16	7.870%	5,701	5,827	0.59%
Mableton Crossing	08/15/18	6.850%	3,987	4,062	0.41%
Sparkleberry Square (4)	06/30/20	6.750%	7,695	7,918	0.79%
BridgeMill	05/05/21	7.940%	9,265	9,395	0.95%
Westport Plaza	08/24/23	7.490%	4,806	4,876	0.49%
Chastain Square	02/28/24	6.500%	3,744	3,821	0.39%
Daniel Village	02/28/24	6.500%	4,093	4,177	0.42%
Douglas Commons	02/28/24	6.500%	4,876	4,976	0.50%
Fairview Oaks	02/28/24	6.500%	4,616	4,710	0.48%
Madison Centre	02/28/24	6.500%	3,745	3,821	0.39%
Paulding Commons	02/28/24	6.500%	6,358	6,487	0.65%
Siegen Village	02/28/24	6.500%	4,137	4,221	0.43%
Wesley Chapel Crossing	02/28/24	6.500%	3,266	3,332	0.34%

Total mortgage debt (65 loans)	5.6 years	7.24%	449,546	495,056	46.29%
Net interest premium/discount	(wtd-avg maturity)	(wtd-avg interest rate)	11,401	12,721	1.17%
Total mortgage debt (including net interest premium/discount)			$460,947	$507,777	47.46%

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of September 30, 2005
(in thousands)

	Maturity		Sep 30, 2005	Dec 31, 2004	Percent of total
Debt Instrument	date	Rate (1)	balance	balance	indebtedness

Unsecured senior notes payable
7.77% senior notes	04/01/06	7.770	$50,000	$50,000	5.15%
7.25% senior notes	08/15/07	7.250	75,000	75,000	7.72%
3.875% senior notes (5)	04/15/09	3.875	200,000	200,000	20.59%
Fair value of interest rate swap	04/15/09	6-month Libor + 0.4375	(4,468)	(2,739)	-0.46%
7.84% senior notes	01/23/12	7.840	25,000	25,000	2.57%
5.375% senior notes	10/15/15	5.375	120,000	-	12.36%

Total unsecured senior notes payable	4.8 years	5.42%	465,532	347,261	47.94%
Net interest premium/discount	(wtd-avg maturity)	(wtd-avg interest rate)	5,692	8,882	0.59%
Total unsecured senior notes payable (including net interest premium/discount)			$471,224	$356,143	48.52%

Revolving credit facilities
$340MM Wells Fargo Unsecured	02/12/06	4.15%	39,000	147,000	4.02%
$5MM City National Bank Unsecured	11/11/05	NA	-	-	0.00%
Total revolving credit facilities			$39,000	$147,000	4.02%

Total debt			954,078	989,317	98.24%
Net interest premium/discount			17,093	21,603	1.76%
Total debt (including net interest premium/discount)			$971,171	$1,010,920	100.00%

Senior Unsecured Debt Ratings
Moody's			Baa3 (Positive)	Baa3 (Stable)
S&P			BBB- (Stable)	BBB- (Stable)

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT MATURITIES
As of September 30, 2005
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule	Scheduled	Balloon	Revolving	Senior		Percent of
by year	amortization	payments (6)	Credit Facilities (6)	Notes (7)	Total	debt maturing

2005	$2,621	$-	$-	$-	$2,621	0.3%
2006	10,847	17,737	39,000	50,000	117,584	12.3%
2007	11,252	2,864	-	75,000	89,116	9.3%
2008	11,391	40,104	-	-	51,495	5.4%
2009	11,125	24,332	-	200,000	235,457	24.6%
2010	10,224	98,471	-	-	108,695	11.3%
2011	8,490	93,433	-	-	101,923	10.6%
2012	7,324	40,056	-	25,000	72,380	7.6%
2013	7,020	-	-	-	7,020	0.7%
2014	7,110	-	-	-	7,110	0.7%
Thereafter	35,130	10,015	-	120,000	165,145	17.2%
Total	$122,534	$327,012	$39,000	$470,000	$958,546	100.0%

(1)	The rate in effect on September 30, 2005.

(2)	These loans have been paid off prior to the stated maturity without incurring any pre-payment penalties.

(3)	This loan was assumed by the buyer in connection with the sale of this property.

(4)	The Sparkleberry property is encumbered by two separate mortgages.

(5)
$100M of the outstanding balance has been swapped to a floating interest rate based on six-month LIBOR in arrears, plus 0.4375%. The indicated rate and weighted average rate for the unsecured notes does not reflect the effect of the interest rate swap.

(6)
Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options are available. Includes amounts payable for securities.

(7)	Excludes the adjustment attributable to the fair value of the associated interest rate swap.

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2005

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

ALABAMA (2)

Madison Centre	Madison	1997	64,837	97.5%	12	1	37,912		Publix	Rite Aid	$ 9.56
									(6/1/2017)

West Gate Plaza	Mobile	1974, 1995 / 1985	64,378	99.2%	8	1	44,000		Winn-Dixie	Rite Aid	7.19
									(7/19/2015)

TOTAL SHOPPING CENTERS ALABAMA (2)			129,215	98.4%	20	2	81,912	0			$ 8.37

FLORIDA (78)

North Florida (13)

Atlantic Village	Atlantic Beach	1984 / 1998	100,559	96.4%	23	2	39,795		Publix	JoAnn Fabrics, Dollar Tree	10.37
									(10/31/2008)

Beauclerc Village	Jacksonville	1962 / 1988	70,429	86.9%	10	1				Big Lots, Goodwill, Bealls Outlet	8.00

Commonwealth	Jacksonville	1984 / 1998	81,467	89.1%	13	3	48,997		Winn-Dixie/Save Rite		8.36
									(2/28/2018)

Forest Village	Tallahassee	2000	71,526	90.5%	12	5	37,866		Publix		10.32
									(4/30/2020)

Ft. Caroline	Jacksonville	1985 / 1995	74,546	82.3%	10	3	45,500		Winn-Dixie		7.48
									(5/31/2015)

Mandarin Landing	Jacksonville	1976 / 2000	141,565	96.4%	34	3	34,400		Publix	Office Depot	10.03
									(2/14/2007)

Medical & Merchants	Jacksonville	1993	152,761	97.8%	15	2	55,999		Publix	Memorial Health Group, Blockbuster	11.83
									(2/10/2013)

Middle Beach	Panama City Beach	1994	69,277	100.0%	9	0	56,077		Publix	Movie Gallery	9.57
									(9/30/2014)

Monument Point	Jacksonville	1985 / 1997	75,128	100.0%	12	0	46,772		Winn-Dixie	CVS Pharmacy	6.80
									(3/27/2010)

Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	19	0	39,795		Publix	Beall's	7.18
									(3/11/2010)

Parkmore Plaza	Milton	1986	159,093	100.0%	13	0				Bealls, Big Lots	3.71

Pensacola Plaza	Pensacola	1985	56,098	100.0%	3	0	42,848		FoodWorld		4.52
									(12/31/2009)

South Beach	Jacksonville Beach	1990, 1991	289,964	93.2%	42	9	29,000		Food Lion	Home Depot, Stein Mart, Bealls	10.12
									(3/31/2010)

Central Florida (11)

Alafaya Commons	Orlando	1987	123,133	99.2%	28	1	54,230		Publix	Blockbuster	11.99
									(11/30/2007)

Conway Crossing	Orlando	2002	76,321	100.0%	18	0	44,271		Publix		11.89
									(4/30/2022)

Eastwood	Orlando	1997	69,037	100.0%	13	0	51,512		Publix		11.45
									(11/1/2017)

Eustis Square	Eustis	1983 / 1997 / 2004	126,791	93.6%	20	7	15,872		Save-a-Lot	Accent Marketing, Goodwill	$ 5.51
									(5/31/2013)

Hunters Creek	Orlando	1998	68,032	24.7%	8	1					19.09

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2005

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

Kirkman Shoppes	Orlando	1973	88,820	100.0%	30	0					17.06

Lake Mary	Orlando	1988 / 2001	342,384	98.9%	66	20	63,139		Albertsons (6/30/2012)	Kmart, Lifestyle Fitness, Sunstar Movie Theatres	12.39

Park Promenade	Orlando	1987 / 2000	125,818	97.9%	25	1	55,000		Publix* (2/9/2007)	Orange County Library, Blockbuster, Goodwill	9.04

Town & Country	Kissimmee	1993	72,043	98.3%	12	1	52,883		Albertsons		7.38
									(10/31/2018)

Unigold	Winter Park	1987	117,527	98.8%	24	1	52,500		Winn-Dixie (4/30/2007)	Blockbuster, Lifestyle Family Fitness	10.91

Walden Woods	Plant City	1985 / 1998, 2003	75,874	82.9%	12	1				Dollar Tree, Aaron Rents, Dollar General	6.71

Florida West Coast (17)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	95.6%	20	4	52,610		Publix (11/30/2021)	Bealls Outlet, West Marine	9.49

Carrollwood	Tampa	1970 / 2002	94,203	89.8%	29	7	27,887		Publix (11/30/2022)	Floors Today	12.24

Charlotte Square	Port Charlotte	1980	96,188	99.1%	23	1	44,024		Publix* (1/31/2011)	Pet Supermarket	8.32

Chelsea Place	New Port Richey	1992	81,144	98.8%	17	1	48,890		Publix (5/27/2012)	CVS Pharmacy	11.18

Lake St. Charles	Tampa	1999	57,015	100.0%	8	0	46,295		Kash n' Karry (6/30/2019)		9.86

Lutz Lake	Lutz	2002	64,985	98.2%	14	1	44,270		Publix (5/31/2022)		13.77

Marco Town Center	Marco Island	2001	109,830	98.8%	42	1	27,887		Publix (1/31/2018)	West Marine	17.69

Mariners Crossing	Spring Hill	1989 / 1999	85,507	98.5%	14	1	48,315		Kash n' Karry (8/15/2020)		8.43

Pavilion	Naples	1982	167,745	93.6%	40	2	50,795		Publix (2/28/2013)	Pavillion 6 Theatre, Anthony's	14.72

Regency Crossing	Port Richey	1986 / 2001	85,864	83.5%	14	11	44,270		Publix (2/28/2021)		10.42

Ross Plaza	Tampa	1984 / 1996	85,359	98.4%	17	2				Ross Dress for Less, Laminate Kingdom	10.15

Seven Hills	Spring Hill	1991	64,590	100.0%	12	0	48,890		Publix (9/25/2011)		9.84

Shoppes of North Port	North Port	1991	84,705	100.0%	22	0	48,890		Publix (12/11/2011)	Bealls Outlet	10.05

Skipper Palms	Tampa	1984	88,000	87.8%	13	4	53,440		Winn-Dixie (5/31/2016)		8.52

Summerlin Square	Fort Myers	1986 / 1998	109,156	90.8%	21	7	45,500		Winn-Dixie (6/4/2006)	CVS Pharmacy, West Marine	10.63

Venice Plaza	Venice	1971/ 1979 / 1999	148,779	84.2%	14	2	42,582		Kash n' Karry (9/30/2018)	TJ Maxx, Blockbuster	5.52

Venice Shopping Center	Venice	1968 / 2000	111,934	98.1%	14	1	44,271		Publix (12/31/2026)	Beall's Outlet, Dollar Tree, Wachovia Bank	5.38

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2005

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

Florida Treasure Coast (8)

Bluffs Square	Jupiter	1986	132,395	99.5%	47	2	39,795		Publix	Walgreens	$ 12.48
									(10/22/2006)

Cashmere Corners	Port St. Lucie	2001	89,234	100.0%	18	0	59,448		Albertsons		8.19
									(4/30/2025)

Jonathan's Landing	Jupiter	1997	26,820	100.0%	12	0		53,850	Albertsons	Blockbuster	18.99

New Smyrna Beach	New Smyrna Beach	1987	118,451	98.5%	33	1	42,112		Publix (9/30/2007)	Walgreens* (Bealls Outlet), Bealls Home Outlet, Blockbuster	9.79

Old King Commons	Palm Coast	1988	84,759	100.0%	19	0				Wal-Mart* (Bealls Outlet)	8.19

Ryanwood	Vero Beach	1987	114,925	100.0%	32	0	39,795		Publix	Bealls Outlet, Books-A-Million	9.94
									(3/23/2017)

Salerno Village	Stuart	1987	79,903	97.4%	18	2	45,802		Winn-Dixie	CVS Pharmacy	10.52
									(3/23/2024)

Treasure Coast	Vero Beach	1983	133,781	95.7%	22	3	59,450		Winn-Dixie	TJ Maxx	8.81
									(4/12/2015)

South Florida / Atlantic Coast (29)

Bird Ludlum	Miami	1988 / 1998	192,282	97.9%	44	1	44,400		Winn-Dixie	CVS Pharmacy, Blockbuster, Goodwill	15.32
									(12/31/2007)

Boca Village	Boca Raton	1978	93,428	100.0%	22	0	36,000		Publix	CVS Pharmacy	15.76
									(3/31/2007)

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	100.0%	29	0	37,664		Publix	CVS Pharmacy, Hollywood Video	11.28
									(8/31/2008)

Countryside Shops	Cooper City	1986, 1988, 1991	179,561	100.0%	47	0	39,795		Publix	CVS Pharmacy, Stein Mart	12.93
									(12/4/2010)

Crossroads Square	Ft. Lauderdale	1973	270,206	98.6%	25	2				Lowe's, CVS Pharmacy, 99 Cent Stuff	7.84

CVS Plaza	Miami	2004	29,204	100.0%	8	0				CVS Pharmacy	14.95

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	0				Jumbo Buffet	15.94

Homestead Gas Station	Homestead	1959	2,136	100.0%	1	0					20.33

Greenwood	Palm Springs	1982, 1994	132,325	94.8%	33	5	50,032		Publix (12/5/2014)	Bealls Outlet, World Savings Bank	12.22

Lago Mar	Miami	1995	82,613	97.3%	20	1	42,323		Publix	Blockbuster	12.86
									(9/13/2015)

Lantana Village	Lantana	1976 / 1999	181,780	99.2%	24	2	39,473		Winn-Dixie (2/15/2011)	Kmart, Rite Aid* (Family Dollar), Hollywood Video	7.15

Meadows	Miami	1997	75,524	100.0%	21	0	47,955		Publix		12.84
									(7/9/2017)

Oakbrook Square	Palm Beach Gardens	1974 / 2000, 2003	212,074	91.8%	27	3	44,400		Publix (11/30/2020)	Stein Mart, Homegoods, CVS, Basset Furniture	13.61

Pine Island	Davie	1983 / 1999	254,907	96.8%	46	1	39,943		Publix	Home Depot Expo, Bealls Outlet	10.47
									(11/30/2013)

Pine Ridge Square	Coral Springs	1986 / 1998, 1999	117,399	98.3%	33	2	17,441		Fresh Market (6/30/2009)	Bed Bath & Beyond, Off Main Furniture, Blockbuster	13.78

Plaza Alegre	Miami	2003	91,611	98.7%	20	1	44,271		Publix	Goodwill, Blockbuster	14.74
									(3/14/2023)

Point Royale	Miami	1970 / 2000	209,863	98.2%	25	1	45,350		Winn-Dixie (2/18/2011)	Best Buy, CVS Pharmacy* (Anna's Linens)	6.47

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2005

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

Prosperity Centre	Palm Beach Gardens	1993	122,106	100.0%	9	0				Office Depot, Barnes & Noble, Bed Bath & Beyond, Carmine's, TJ Maxx	$ 15.60

Ridge Plaza	Davie	1984 / 1999	155,204	98.7%	28	1	(see Pine Island)			AMC Theater, Kabooms, Wachovia* (United Collection), Sofa Kings, Round Up	9.57

Riverside Square	Coral Springs	1987	107,941	95.1%	33	3	39,795		Publix	Tuesday Morning	13.51
									(2/18/2007)

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	95.8%	27	2	36,464		Publix	Walgreens, Blockbuster	11.26
									(12/15/2009)

Sheridan	Hollywood	1973 / 1991	455,843	99.0%	62	3	65,537		Publix (10/9/2011)	Ross, Bed Bath & Beyond, Blockbuster, Office Depot, AMC Theater, CVS, LA Fitness	12.49

Shoppes of Ibis	West Palm Beach	1999	79,420	100.0%	18	0	51,420		Publix		12.86
									(4/30/2019)

Shoppes of Silverlakes	Pembroke Pines	1995, 1997	126,788	100.0%	40	0	47,813		Publix	Blockbuster	16.34
									(6/14/2015)

Shops at Skylake	North Miami Beach	1999-2005	247,919	99.6%	47	1	51,420		Publix	Goodwill, L.A. Fitness, Blockbuster	15.96
									(7/31/2019)

Tamarac Town Square	Tamarac	1987	127,635	91.5%	33	7	37,764		Publix		109.64
									(12/15/2014)

Waterstone	Homestead	2005	61,000	92.9%	7	3	45,600		Publix		13.53
									(7/31/2025)

West Lakes Plaza	Miami	1984 / 2000	100,747	99.0%	27	1	46,216		Winn-Dixie	Navarro Pharmacy	11.20
									(10/31/2016)

Westport Plaza	Davie	2002	36,212	100.0%	5	0	27,887		Publix	Blockbuster	16.77
									(11/30/2022)

Young Circle	Hollywood	1962 / 1997	65,834	98.1%	9	1	23,124		Publix	Walgreens	15.18
									(11/30/2016)

TOTAL SHOPPING CENTERS FLORIDA (79)			9,153,921	96.3%	1,777	155	2,873,761	53,850			$ 12.32

GEORGIA (24)

Atlanta (19)

BridgeMill	Canton	2000	89,102	89.9%	25	6	37,888		Publix		14.79
									(1/31/2020)

Butler Creek	Acworth	1990	95,597	93.9%	16	3	59,997		Kroger		10.80
									(6/30/2018)

Chastain Square	Atlanta	1981 / 2001	91,637	98.7%	27	1	37,366		Publix		16.46
									(5/31/2024)

Commerce Crossing	Commerce	1988	100,668	60.0%	8	3	32,000		Ingles		4.79
									(9/26/2009)

Douglas Commons	Douglasville	1988	97,027	100.0%	17	0	59,431		Kroger		10.08
									(8/31/2013)

Fairview Oaks	Ellenwood	1997	77,052	100.0%	13	0	54,498		Kroger	Blockbuster	11.38
									(9/30/2016)

Grassland Crossing	Alpharetta	1996	90,906	93.2%	11	3	70,086		Kroger		11.56
									(6/30/2016)

Hairston Center	Decatur	2000	13,000	84.6%	7	2					17.83

Hamilton Ridge	Buford	2002	89,496	94.9%	18	2	54,166		Kroger		12.82
									(11/30/2022)

Mableton Crossing	Mableton	1997	86,819	98.6%	16	1	63,419		Kroger		10.27
									(8/31/2017)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2005

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

Macland Pointe	Marietta	1992-1993	79,699	98.5%	16	1	55,999		Publix		9.68
									(12/29/2012)

Market Place	Norcross	1976	77,706	94.3%	19	4				Peachtree Cinema	10.94

Paulding Commons	Dallas	1991	192,391	95.9%	27	4	49,700		Kroger (2/28/2011)	Kmart	$ 8.04

Powers Ferry Plaza	Marietta	1979, 1987 / 1998	86,473	91.5%	20	5				Micro Center	10.49

Presidential Markets	Snellville	1993-2000	396,408	98.5%	33	2	56,146		Publix (12/31/2019)	Bed Bath & Beyond, GAP, TJ Maxx, Shoe Carnival, Borders, Ross Dress for Less, Marshalls, Carmike Cinema, Office Depot	10.43

Shops of Huntcrest	Lawrenceville	2003	97,040	100.0%	26	0	54,340		Publix		13.67
									(1/31/2023)

Wesley Chapel Crossing	Decatur	1989	170,792	37.9%	17	8	32,000		Ingles* (9/25/2009)	CVS Pharmacy	8.10

West Towne Square	Rome	1988	89,596	84.4%	13	5				Big Lots, Eckerd*	5.44

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	100.0%	27	0					18.17

Central Georgia (3)

Daniel Village	Augusta	1956 / 1997	171,932	95.4%	35	4	45,971		Bi-Lo	Eckerd, St. Joseph Home Health Care	8.02
									(3/25/2022)

Spalding Village	Griffin	1989	235,318	67.3%	21	8	59,431		Kroger	JC Penney, Blockbuster	7.85
									(5/31/2014)

Walton Plaza	Augusta	1990	43,460	97.9%	7	1	32,960	Harris Teeter* (Omni Fitness) (4/1/2011)			9.56

South Georgia (2)

Colony Square	Fitzgerald	1987	50,000	71.6%	2	5	32,200		Food Lion* (Harvey's)		5.86
									(12/31/2007)

McAlpin Square	Savannah	1979	176,807	94.4%	25	2	43,600		Kroger (8/31/2015)	US Post Office, Big Lots, In Fashion Menswear Outlet	7.51

TOTAL SHOPPING CENTERS GEORGIA (14)			2,743,854	88.1%	446	70	931,198	0			$ 10.09

KENTUCKY (1)

Scottsville Square	Bowling Green	1986	38,450	79.2%	9	3				Hancock Fabrics	4.21

TOTAL SHOPPING CENTERS KENTUCKY (1)			38,450	79.2%	9	3	0	0			$ 4.21

LOUISIANA (14)

Ambassador Row	Lafayette	1980, 1991	193,978	84.3%	22	4				Conn's Appliances, Big Lots, Chuck E Cheese, Goody's	8.81

Ambassador Row Courtyard	Lafayette	1986, 1991 / 2005	146,697	93.1%	20	3				Bed. Bath & Beyond, Marshall's, Hancock Fabrics	9.36

Bluebonnet Village	Baton Rouge	1983	90,215	98.4%	19	2	33,387		Matherne's	Ace Hardware	8.25
									(11/30/2010)

Boulevard	Lafayette	1976, 1994	68,012	96.8%	14	1				Piccadilly, Harbor Freight Tools, Golfballs.com	7.37

Country Club Plaza	Slidell	1982 / 1994	64,686	94.6%	10	1	33,387		Winn-Dixie (1/31/2008)	Dollar General	5.92

Crossing	Slidell	1988, 1993	113,989	94.7%	13	2	58,432		Save A Center (9/29/2009)	A-1 Home Appliance, Piccadilly	5.48

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2005

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

Elmwood Oaks	Harahan	1989	133,995	88.4%	9	2				Academy Sports, Dollar Tree, Advance Auto* (Goodwill)	9.56

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	0				Academy Sports, JoAnn Fabrics	0.14

Plaza Acadienne	Eunice	1980	105,419	52.6%	6	2	28,092		Super 1 Store (6/30/2010)	Fred's, Howard Brothers*	$ 4.09

Sherwood South	Baton Rouge	1972, 1988, 1992	77,107	87.4%	8	1				Burke's Outlet, Harbor Freight Tools, Blockbuster	7.01

Siegen Village	Baton Rouge	1988	170,416	99.5%	19	1				Office Depot, Big Lots, Dollar Tree, Stage, Party City	8.41

Tarpon Heights	Galliano	1982	56,605	85.6%	7	3				CVS Pharmacy, Stage, Dollar General	4.77

Village at Northshore	Slidell	1988	144,638	97.6%	12	1				Marshalls, Dollar Tree, Kirschman's, Bed Bath & Beyond, Office Depot	8.45

Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	0				Wal-Mart	2.90

TOTAL SHOPPING CENTERS LOUISIANA (14)			1,620,565	91.3%	161	23	153,298	0			$ 6.60

MASSACHUSETTS (6)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	0	66,108		Star Market		23.90
									(1/2/2016)

Medford Shaw's Supermarket	Medford	1995	60,356	100.0%	1	0	60,356		Shaw's		21.37
									(1/1/2016)

Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	0	59,726		Shaw's		15.79
									(1/1/2016)

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	0	100,741		Star Market		15.43
									(1/2/2016)

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	0	35,907		Whole Foods		21.00
									(1/1/2016)

West Roxbury Shaw's Plaza	West Roxbury	1973 / 1995	68,141	100.0%	7	0	54,928		Shaw's		21.28
									(1/2/2016)

TOTAL SHOPPING CENTERS MASSACHUSETTS (6)			390,979	100.0%	12	0	377,766	0			$ 19.37

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	98.2%	6	1				Rite Aid, Big Lots	5.71

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	98.2%	6	1	0	0			$ 5.71

NORTH CAROLINA (12)

Centre Pointe Plaza	Smithfield	1989	163,642	95.7%	22	2				Belk's, Goody's, Dollar Tree	6.10

Chestnut Square	Brevard	1985	39,640	96.0%	6	1	21,000		Food Lion*	Dollar General	4.78
									(9/28/2010)

Galleria	Wrightsville Beach	1986, 1990	92,114	86.4%	32	6	28,000		Harris Teeter (4/5/2006)	Eckerd	9.39

Parkwest Crossing	Durham	1990	85,602	98.4%	16	1	38,052		Food Lion		10.30
									(12/14/2010)

Plaza North	Hendersonville	1986	47,240	94.9%	7	2	25,590		Bi-Lo*	CVS Pharmacy	7.04
									(8/31/2006)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2005

			Year	Total		number		Supermarket anchor				Average
			built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property		City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

	Providence Square	Charlotte	1973	85,930	90.7%	18	7	35,702		Harris Teeter*	Eckerd	8.20
										(4/30/2006)

	Riverview Shopping Center	Durham	1973 / 1995	127,498	96.5%	11	2	53,538		Kroger	Upchurch Drugs, Blockbuster	7.19
										(12/31/2014)

	Salisbury Marketplace	Salisbury	1987	79,732	93.9%	17	3	31,762		Food Lion		$ 10.09
										(2/11/2023)

	Shelby Plaza	Shelby	1972	103,200	100.0%	8	0				Big Lots, Aaron Rents* (Hancock Fabrics), Tractor Supply Company	3.16

	Stanley Market Place	Stanley	1980, 1987	40,400	29.7%	2	1				Family Dollar	3.99

	Thomasville Commons	Thomasville	1991	148,754	99.0%	12	1	32,000		Ingles	Kmart, CVS Pharmacy	5.91
										(9/29/2012)

	Willowdaile Shopping Center	Durham	1986	121,376	84.4%	22	6	53,368		Harris Teeter	Eckerd* (Family Dollar)	10.53
										(5/14/2009)

TOTAL SHOPPING CENTERS NORTH CAROLINA (12)				1,135,128	92.0%	173	32	319,012	0			$ 7.35

SOUTH CAROLINA (8)

	Belfair Towne Village	Bluffton	2000-2003	125,389	98.9%	28	1	55,696		Kroger	Blockbuster	13.81
										(10/31/2019)

	Lancaster Plaza	Lancaster	1971 / 1990	77,400	32.6%	2	2	19,200		Bi-Lo		2.86
										(9/30/2010)

	Lancaster Shopping Center	Lancaster	1963, 1987	29,047	100.0%	2	0				Sweet Union Furniture	2.07

	North Village Center	North Myrtle Beach	1984	60,356	94.6%	11	3	24,806		Bi-Lo	Dollar General, Gold's Gym	8.50
										(5/31/2009)

	Sparkleberry Square	Columbia	1997 / 2004	339,051	99.5%	25	2	67,943		Kroger	Kohl's, Ross Dress for Less, Circuit City, Bed Bath & Beyond, Petsmart, Pier One	11.24
										(8/31/2017)

	Spring Valley	Columbia	1978 / 1997	75,415	95.2%	15	3	45,070		Bi-Lo		9.11
										(12/31/2017)

	Windy Hill	North Myrtle Beach	1968 / 1988	64,465	100.0%	2	0				Rose's Store, Family Dollar Store	5.35

	Woodruff	Greenville	1995	68,055	100.0%	10	0	47,955		Publix	Blockbuster	10.27
										(8/6/2015)

TOTAL SHOPPING CENTERS SOUTH CAROLINA (8)				839,178	92.6%	95	11	260,670	0			$ 10.06

TENNESSEE (1)

	Smyrna Village	Smyrna	1992	83,334	96.6%	11	1	59,214		Kroger		8.33
										(2/29/2012)

TOTAL SHOPPING CENTERS TENNESSEE (1)				83,334	96.6%	11	1	59,214	0			$ 8.33

TEXAS (32)

Houston (17)

**	Barker Cypress	Houston	1999	66,945	86.8%	12	5	41,320		H.E.B.		12.44
										(1/31/2014)

**	Beechcrest	Houston	1981 / 2001	90,647	98.7%	14	1	40,345		Randall's*	Walgreens*	8.67
										(6/24/2016)

**	Benchmark Crossing	Houston	1986	58,384	100.0%	5	0				Bally's Fitness	12.70

**	Bissonnet	Houston	1999	15,542	73.6%	7	1		63,000	Kroger	Blockbuster	16.51

**	Colony Plaza	Sugarland	1997	26,513	95.0%	14	1					19.01

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2005

			Year	Total		number		Supermarket anchor				Average
			built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property		City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

**	Copperfield	Houston	1994	133,984	98.9%	32	1				JoAnn Fabrics, Dollar Tree, 24 Hour Fitness	$ 12.50

**	Forestwood	Houston	1993	88,760	95.2%	15	1	59,334		Kroger	Blockbuster	11.18
										(7/31/2013)

**	Grogan's Mill	The Woodlands	1986	118,493	96.4%	24	2	56,558		Randall's* (99¢ Store)	Petco. Blockbuster	12.16
										(6/24/2016)

**	Hedwig	Houston	1974	69,504	74.3%	12	2				Ross Dress for Less	14.91

**	Highland Square	Sugarland	1998	64,171	97.6%	26	2					17.52

**	Market at First Colony	Sugarland	1988	107,301	98.1%	34	1		62,000	Kroger	TJ Maxx, CVS Pharmacy	16.39

**	Mason Park	Katy	1998	160,047	90.8%	34	5		58,890	Kroger	Walgreens* (Eloise Collectibles), Palais Royal, Petco	9.76

**	Mission Bend	Houston	1980 / 1999	131,575	85.7%	23	4	46,112		Randall's	Remarkable Furniture	8.78
										(6/24/2016)

**	Spring Shadows	Houston	1999	106,995	96.1%	17	1	65,161		H.E.B.		9.84
										(4/30/2023)

**	Steeplechase	Jersey Village	1985	105,152	88.7%	19	6	56,208		Randall's		10.91
										(6/24/2016)

**	Sutherland Lumber	Marble Falls	1985	53,571	100.0%	1	0				Sutherland Lumber	2.82

**	Westgate	Houston	1996 / 1998	298,354	100.0%	25	0	75,154		H.E.B. (12/31/2015)	Kohl's, Oshman's Sporting Goods, Office Max, Pier One Imports	11.75

Dallas (12)

**	Creekside	Arlington	1997 / 1998	101,016	100.0%	17	0	60,932		Kroger	Hollywood Video	12.26
										(11/30/2021)

**	DeSoto Shopping Center	DeSoto	1996	69,090	100.0%	5	0	58,960		Tom Thumb	Blockbuster	9.53
										(11/15/2021)

**	Green Oaks	Arlington	1983	65,091	66.5%	22	12		58,000	Kroger		11.59

**	Melbourne Plaza	Hurst	1983	47,517	95.8%	17	1					11.58

**	Minyards	Garland	2000	65,295	100.0%	2	0	58,695		Minyards/Sack N Save		6.12
										(4/30/2020)

**	Parkwood	Plano	1985	81,590	89.7%	17	3		62,000	Albertsons	Hollywood Video	13.28

**	Richwood	Richardson	1984	54,871	93.4%	24	3		61,877	Albertsons	Blockbuster	12.71

**	Rosemeade	Carrollton	1986	51,231	28.3%	6	12				Blockbuster	13.67

**	Southlake Village	Southlake	1996	118,092	88.9%	19	3	60,932		Kroger		12.95
										(10/31/2021)

**	Sterling Plaza	Irving	1989	65,765	93.1%	14	2				Bank One, Irving City Library, 99 Cent Only Store	14.33

**	Townsend Square	Desoto	1990	146,953	82.3%	30	8		60,349	Albertsons	Bealls, Victory Gym, Dollar General	8.94

**	Village by the Park	Arlngton	1988	44,523	96.6%	9	1				Petco, Movie Trading	17.14

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of September 30, 2005

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

San Antonio (3)

** Bandera Festival	San Antonio	1989	195,438	86.3%	32	6				Beall's, Big Lots, Burke's Outlet, Dollar Tree, FWL Furniture	$ 8.43

** Blanco Village	San Antonio	2000	108,325	100.0%	16	0	74,627		H.E.B.		16.09
									(4/30/2015)

** Wurzbach	San Antonio	1979	59,771	100.0%	3	0	52,957		Albertsons*		3.04
									(1/31/2010)
TOTAL SHOPPING CENTERS TEXAS (32)			2,970,506	91.9%	547	84	807,295	426,116			$ 11.41

VIRGINA (1)

Smyth Valley Crossing	Marion	1989	126,841	100.0%	14	0	32,000		Ingles	Wal-Mart	5.98
									(9/25/2010)

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	100.0%	14	0	32,000	0			$ 5.98

TOTAL CORE SHOPPING CENTER PORTFOLIO (181)			19,298,828	93.7%	3,271	382	5,896,126	479,966			$ 11.05

DEVELOPMENTS & REDEVELOPMENTS (6)

River Green	Canton, GA	2008 Development	11.2 acres

Shops at St. Lucie	Port St. Lucie, FL	2005 Development	4.0 acres

Sunlake Development Parcel	Tampa, FL	TBD	155.0 acres

Westridge	McDonough, GA	2005-06 Development	13.5 acres

Winchester Plaza	Huntsville, AL	2005-06 Development	33.0 acres

Waterlick Plaza	Lynchburg, VA	1973, 1988	8.0 acres

TOTAL DEVELOPMENTS & REDEVELOPMENTS (6)			0	0%	0	0	0	0

TOTAL RETAIL PROPERTIES (187)			19,298,828	93.7%	3,271	382	5,896,126	479,966			$ 11.05

OTHER PROPERTIES (4)

4101 South I-85 Industrial	Charlotte, NC	1956, 1963	188,513	81.7%	3	6					2.72

Pinhook Office Building	Lafayette, LA	1979, 1992	4,406	49.5%	1	1					9.00

Banco Popular	Miami, FL	1971	32,737	74.2%	19	2					23.82

Mandarin Mini-storage	Jacksonville, FL	1982	52,880	97.2%	524	15

GRAND TOTAL (191)			19,577,364	93.5%	3,818	406	5,896,126	479,966

Total square footage does not include shadow anchor square footage which is not owned or controlled by Equity One.

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

**	Indicates properties that were classified as held for sale as of September 30, 2005.

EQUITY ONE, INC. AND SUBSIDIARIES
ANNUAL MINIMUM RENT BY STATE
As of September 30, 2005

State	Count	Total SF	# Leased	# Vacant	Leased %	AMR

Florida	79	9,153,921	1,777	155	96.3%	$ 108,491,698
Texas	32	2,970,506	547	84	91.9%	31,132,114
Georgia	24	2,743,854	446	70	88.1%	24,383,953
Louisiana	14	1,620,565	161	23	91.3%	9,757,916
North Carolina	12	1,135,128	173	32	92.0%	7,667,895
South Carolina	8	839,178	95	11	92.6%	7,818,779
Massachusetts	6	390,979	12	0	100.0%	7,571,871
Virginia	1	126,841	14	0	100.0%	758,289
Alabama	2	129,215	20	2	98.4%	1,064,192
Tennessee	1	83,334	11	1	96.6%	671,083
Mississippi	1	66,857	6	1	98.2%	375,128
Kentucky	1	38,450	9	3	79.2%	128,163

Total	181	19,298,828	3,271	382	93.7%	$ 199,821,081

Note: Excludes six development parcels and four commercial properties.

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
For the three months ended September 30, 2005

Renewals
# of Leases	Square Feet	Average Size	Average Expiring Rent psf	Average New Rent psf	Annualized Minimum Rent

87	165,930	1,907	$15.60	$ 16.19	$2,686,850

			% Increase psf	3.8%

			Net Increase (AMR)		$98,291

New Leases
# of Leases	Square Feet	Average Size		Average New Rent psf	Annualized Minimum Rent

94	378,162	4,023		$10.35	$3,912,517

Lost Leases
# of Leases	Square Feet	Average Size	Average Expiring Rent psf		Annualized Minimum Rent

96	337,333	3,514	$10.25		$3,458,762

Net Absorption	40,829	New Leases - Lost Leases

Leasing Spread	1.0%	New Leases versus Lost Leases (rate psf)

				Net AMR Gain	$552,047

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
For the nine months ended September 30, 2005

Renewals
# of Leases	Square Feet	Average Size	Average Expiring Rent psf	Average New Rent psf	Annualized Minimum Rent

265	565,201	2,133	$14.59	$15.22	$8,601,268

			% Increase psf	4.3%

			Net Increase (AMR)		$352,732

New Leases
# of Leases	Square Feet	Average Size		Average New Rent psf	Annualized Minimum Rent

262	1,229,882	4,694		$9.68	$11,909,661

Lost Leases
# of Leases	Square Feet	Average Size	Average Expiring Rent psf		Annualized Minimum Rent

255	1,365,982	5,357	$8.20		$11,198,385

Net Absorption	(136,100)	New Leases - Lost Leases

Leasing Spread	18.0%	New Leases versus Lost Leases (rate psf)

				Net AMR Gain	$1,064,009

EQUITY ONE, INC. AND SUBSIDIARIES
OCCUPANCY STATISTICS
For the three months ended September 30, 2005

Note:  Reflects those properties held in the core portfolio at the end of each indicated quarter.

Note:  Reflects 153 properties owned by Equity One in each of the previous nine quarters.

EQUITY ONE, INC. AND SUBSIDIARIES
OCCUPANCY STATISTICS
For the three months ended September 30, 2005

Note: The charts reflect a state-by-state breakdown of 153 properties owned by Equity One in each of the previous nine quarters.

EQUITY ONE, INC. AND SUBSIDIARIES
TENANT CONCENTRATION SCHEDULE
As of September 30, 2005

Tenant	Number of stores	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot

Top ten tenants

Publix	50	2,210,144	11.5%	$ 16,093,541	8.1%	$ 7.28
Kroger	16	935,367	4.8%	7,784,396	3.9%	8.32
Albertsons/Shaw's	9	570,286	3.0%	7,567,853	3.8%	13.27
Winn Dixie	14	653,987	3.4%	4,462,868	2.2%	6.82
H.E. Butt Grocery	4	256,262	1.3%	2,775,355	1.4%	10.83
Blockbuster	30	174,892	0.9%	2,822,373	1.4%	16.14
CVS Pharmacy	19	193,889	1.0%	2,153,197	1.1%	11.11
Bed Bath & Beyond	7	227,689	1.2%	2,192,531	1.1%	9.63
Safeway/Randalls	5	258,183	1.3%	1,927,503	1.0%	7.47
Food Lion/Kash N' Karry	9	292,256	1.5%	1,965,651	1.0%	6.73

Sub-total top ten tenants	163	5,772,955	29.9%	$ 49,745,268	24.9%	$ 8.62

Remaining tenants	3,108	12,306,079	63.8%	150,075,813	75.1%	12.20

Sub-total all tenants	3,271	18,079,034	93.7%	$ 199,821,081	100.0%	$ 11.05

Vacant	382	1,219,794	6.3%	NA	NA	NA

Total including vacant	3,653	19,298,828	100.0%	$ 199,821,081	100.0%	$ 10.35

Note:  Excludes six development parcels and four commercial properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of September 30, 2005

ALL TENANTS
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	121	239,186	1.2%	$ 2,830,330	1.4%	11.83
2005	201	551,968	2.9%	5,816,859	2.9%	10.54
2006	694	2,056,565	10.7%	25,307,191	12.8%	12.31
2007	660	2,093,040	10.8%	26,016,468	13.2%	12.43
2008	589	1,802,169	9.3%	24,324,976	12.3%	13.50
2009	371	1,753,384	9.1%	19,364,997	9.8%	11.04
2010	328	1,631,467	8.5%	18,200,443	9.2%	11.16
2011	59	952,048	4.9%	7,953,655	4.0%	8.35
2012	49	930,787	4.8%	7,819,781	4.0%	8.40
2013	34	664,694	3.4%	6,160,217	3.1%	9.27
2014	34	763,469	4.0%	6,172,513	3.1%	8.08
Thereafter	131	4,640,257	24.0%	47,463,856	24.1%	10.23

Sub-total / average	3,271	18,079,034	93.7%	$ 197,431,286	99.9%	$ 10.92

Vacant	382	1,219,794	6.3%	NA	NA	NA

Total / average	3,653	19,298,828	100.0%	$ 197,431,286	99.9%	$ 10.23

Note:  Excludes six development parcels and four commercial properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of September 30, 2005

ANCHOR TENANTS (SF >= 10,000)
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	3	34,594	0.3%	$ 275,811	0.3%	$ 7.97
2005	5	66,798	0.6%	440,273	0.5%	6.59
2006	27	679,771	5.6%	3,926,033	4.3%	5.78
2007	31	799,805	6.6%	5,475,643	6.0%	6.85
2008	24	580,928	4.8%	3,999,967	4.4%	6.89
2009	37	976,148	8.0%	6,330,732	6.9%	6.49
2010	45	990,212	8.2%	6,293,176	6.9%	6.36
2011	21	848,161	7.0%	5,558,674	6.1%	6.55
2012	22	829,581	6.8%	5,570,295	6.1%	6.71
2013	15	589,538	4.9%	4,590,453	5.0%	7.79
2014	15	684,976	5.6%	4,689,677	5.1%	6.85
Thereafter	97	4,537,704	37.4%	44,149,596	48.5%	9.73

Sub-total / average	342	11,618,216	95.8%	$ 91,300,330	100.1%	$ 7.86

Vacant	19	513,985	4.2%	NA	NA	NA

Total / average	361	12,132,201	100.0%	$ 91,300,330	100.1%	$ 7.53

Note:  Excludes six development parcels and four commercial properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of September 30, 2005

LOCAL TENANTS (SF < 10,000)
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	118	204,592	2.9%	$ 2,554,519	2.4%	$ 12.49
2005	196	485,170	6.8%	5,376,586	5.1%	11.08
2006	667	1,376,794	19.2%	21,381,158	20.1%	15.53
2007	629	1,293,235	18.0%	20,540,825	19.4%	15.88
2008	565	1,221,241	17.0%	20,325,009	19.2%	16.64
2009	334	777,236	10.7%	13,034,265	12.3%	16.77
2010	283	641,255	8.9%	11,907,267	11.2%	18.57
2011	38	103,887	1.4%	2,394,981	2.3%	23.05
2012	27	101,206	1.4%	2,249,486	2.1%	22.23
2013	19	75,156	1.0%	1,569,764	1.5%	20.89
2014	19	78,493	1.0%	1,482,836	1.4%	18.89
Thereafter	34	102,553	1.4%	3,314,260	3.1%	32.32

Sub-total / average	2,929	6,460,818	90.2%	$ 106,130,956	100.1%	$ 16.43

Vacant	363	705,809	9.8%	NA	NA	NA

Total / average	3,292	7,166,627	100.0%	$ 106,130,956	100.1%	$ 14.81

Note: Excludes six development parcels and four commercial properties.

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of September 30, 2005
(in thousands, except square footage data)

Project	Location	Project Description	Target Completion Date	Estimated Cost Including Land	Funded as of 9/30/2005	Balance to Complete

Developments
River Green	Canton, GA	11.2 acres held for future development. Prospecting for tenants(s).	TBD	$4,945	$3,566	$1,379
Shops at St. Lucie	Port St. Lucie, FL	Develop a 19,400 sf retail center and out parcel. Prospecting for new tenant(s)	First quarter 2006	4,945	2,194	2,751
Shops at Skylake	N. Miami Beach, FL	Add additional space to existing development	First quarter 2006	6,320	3,087	3,233
Sunlake	Tampa, FL	155 acre mixed-use development project	TBD	23,602	13,409	10,193
Westridge	McDonough, GA	Develop a supermarket anchored center	First quarter 2006	8,627	3,537	5,090
Winchester Plaza	Huntsville, AL	Develop a supermarket anchored center.	Second Quarter 2006	11,514	2,734	8,780
Subtotal - Developments				59,953	28,527	31,426

Major Redevelopments
Spalding Village	Griffin, GA	Reconfigure the former K Mart space into multi-tenant space; Approx. 20,000 sq ft has been leased and prospecting for new tenants for the remainder of the space.	TBD	2,373	2,373	-
Subtotal - Major Redevelopments				2,373	2,373	-

Out parcel Developments/Expansions
Belfair Towne Village	Bluffton, SC	Prospecting for new tenant(s) on land held for development/expansion	Third quarter 2006	4,664	1,446	3,218
Bluebonnet	Baton Rouge, LA	Construction of additional 11,000 sq ft out parcel building has commenced.	Fourth quarter of 2005	1,500	1,246	254
Cashmere Corners	Port St. Lucie, FL	Prospecting for one or more tenants for out parcels	TBD	511	511	-
Forest Village	Tallahassee, FL	Prospecting for new tenant(s) on land held for development/expansion	TBD	1,775	1,775	-
Mariners Crossing	Spring Hill, FL	The development of a Goodyear out parcel is underway; one other out pacel is planned	Fourth quarter 2005	1,820	783	1,037
Riverview	Durham, NC	Construction of additional 5,000 sq ft out parcel building has commenced.	Second quarter 2006	770	199	571
West Roxbury	West Roxbury, MA	Construction of additional 8,400 sq ft out parcel building has commenced.	Fourth quarter 2005	1,850	897	953
Westport	Davie, FL	Prospecting for one or more tenants for out parcels	TBD	597	597	-
Windy Hill	North Myrtle Beach, SC	Construction of additional 4,000 sq ft out parcel building has commenced.	Fourth quarter 2005	677	582	95
Young Circle	Hollywood, FL	Future mixed-use development	TBD	9,724	9,724	-
Subtotal - Out parcel Developments/Expansions				23,888	17,760	6,128
All other development activity				9,339	9,290	49
Total Development Activity - Continuing Operations				95,553	57,950	37,603
Development activity for properties held for sale				7,739	7,739	-

Total - All Development Activity				$103,292	$65,689	$37,603

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
As of September 30, 2005
(in thousands, except square footage data)

2005 Acquisition Activity

Date Purchased	Property Name	City	State	Square Feet/ Acres	Purchase Price

Feb. 1, 2005	Sunlake Development Parcel	Tampa	FL	155 acres	$12,600
Feb. 28, 2005	Winchester Plaza	Huntsville	AL	33 acres	2,326
May 19, 2005	Young Circle	Hollywood	FL	65,834	22,000
Aug. 25, 2005	Hairston Center	Decatur	GA	13,000	2,175
Sep. 27, 2005	Banco Popular Building	N. Miami Beach	FL	32,737	5,200
Sep. 27, 2005	River Green Land	Canton	GA	11.2 acres	3,600

Total					$47,901

2005 Disposition Activity

Date Sold	Property Name	City	State	Square Feet/ Acres	Sales Price	Gain on Sale

Jan. 31, 2005	North River Village	North Ellenton	FL	177,128	$14,880	$1,615
April 6, 2005	Big Curve	Yuma	AZ	126,402	13,640	3,757
July 29, 2005	Waterlick Plaza	Lynchburg	VA	98,694	8,485	2,253
Aug. 3, 2005	Park Northern	Phoenix	AZ	126,852	8,155	3,835

Total					$45,160	$11,460

Properties Held for Sale as of September 30, 2005

	Property Name	City	State

	32 property portfolio sale	Various	Texas

EQUITY ONE, INC. AND SUBSIDIARIES
ANALYST COVERAGE
As of September 30, 2005

BB&T Capital Markets	Bear Stearns & Co. Inc.	Credit Suisse First Boston	Deutsche Bank Securities Inc.
Stephanie M. Krewson	Ross Smotrich	Jessica Tully	Louis W. Taylor
804-782-8784	212-272-8046	404-897-2820	212-250-4912

Rob Whittemore	Amy L. Young, CFA		Christopher A. Capalongo
804-782-8796	212-272-3523		212-250-7726

Friedman Billings Ramsey	JP Morgan Securities Inc.	Legg Mason Wood Walker, Inc.	McDonald Investments Inc.
Paul Morgan	Michael W. Meuller, CFA	David M. Fick, CPA	Richard C. Moore II, CFA
703-469-1255	212-622-6689	410-454-5018	216-443-2815

Michael Blank	Joshua Bederman	Nathen Isbee
703-469-1115	212-622-6530	410-454-4143

Raymond James & Associates	Stifel, Nicolaus & Company, Inc.	UBS Securities LLC	Harris Nesbitt
Paul D. Puryear	Philip Martin	Scott Crow	Paul Adornato
727-567-2253	312-454-3985	212-713-8602	212-885-4170

Ken Avalos		Jackson Eisenpresser
727-567-2660		212-713-3226